UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2004

CALLWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50958	77-0490995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 West Canon Perdido Street, Suite A, Santa Barbara, California 93101

(Address of principal executive offices)

Registrant’s telephone number, including area code

(805) 690-4100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 19, 2004, CallWave, Inc., Santa Barbara, California (“CallWave”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing plans to release financial results for the quarter ended September 30, 2004 and to hold its analyst conference call and webcast on November 1, 2004.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated October 19, 2004 announcing the date for release of financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLWAVE, INC.,

Date: October 19, 2004	By:	/s/ David F. Hofstatter
David F. Hofstatter
President and Chief Executive Officer

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